Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Double asterisks denote omissions. AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE PAGE OF PAGES 1 2 2. AMENDMENT/MODIFICATION NO. P00025 3. EFFECTIVE DATE See Block 16C 4. REQUISITION/PURCHASE NO. OS285084 5. PROJECT NO. (If applicable) 6. ISSUED BY CODE ASPR/SNS 7. ADMINISTERED BY (If other than Item 6) CODE ASPR/SNS ASPR/SNS ASPR/SNS 2945 FLOWERS ROAD ATLANTA, GA 30341 US DEPT OF HEALTH & HUMAN SERVICES ASPR/SNS 2945 FLOWERS ROAD ATLANTA, GA 30341 8. NAME AND ADDRESS OF CONTRACTOR (No., Street, county, State and ZIP Code) 9A. AMENDMENT OF SOLICITATION NO. EMERGENT BIODEFENSE OPERATIONS LANSING LLC 330303 Attn: DIANA EMERGENT BIODEFENSE OPERATIONS LANS 3500 N MARTIN LUTHER KING JR BLVD LANSING MI 489062933 9B. DATED (SEE ITEM 11) x 10A. MODIFICATION OF CONTRACT/ORDER NO. HHSD200201792634C 10B. DATED (SEE ITEM 13) CODE 330303 FACILITY CODE 12/08/2016 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers  is extended,  is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATION DATA (If required) N/A 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. CHECK ONE A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). X C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 43.103 (a) (3) Bilateral D. OTHER (Specify type of modification and authority) E. IMPORTANT: Contractor is not,  is required to sign this document and return __________1___ copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) Tax ID Number:[**] DUNS Number: [**] This No Cost modification is issued to: 1. Extend the ordering period for Optional CLIN 0005 - Biothrax Vaccine Doses through March 31, 2022. 2. Price per unit cost until March 31, 2022 is as follows: Dose Price - [**]: $[**]; Dose Price - [**]: $[**]. 3. No further changes. Continued ... Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect. 15A. NAME AND TITLE OF SIGNER (Type or print) Paul Williams SVP, MCM-Government Business 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) NATASHA Y. ROWLAND

15B. CONTRACTOR/OFFEROR /s/Paul Wiliams (Signature of person authorized to sign) 15C. DATE SIGNED Sep 29, 2021 16B. UNITED STATES OF AMERICA /s/Natasha Rowland - S (Signature of Contracting Officer) 16C. DATE SIGNED 09/29/2021 Previous edition unusable STANDARD FORM 30 (REV. 11/2016) Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSD200201792634C/P00025 PAGE 2 OF 2 NAME OF OFFEROR OR CONTRACTOR EMERGENT BIODEFENSE OPERATIONS LANSING LLC 330303 ITEM NO. (A) SUPPLIES/SERVICES (B) QUANTITY (C) UNIT (D) UNIT PRICE (E) AMOUNT (F) 7 Period of Performance: 10/01/2021 to 03/31/2022 Add Item 7 as follows: The purpose of this Requisition is to extend the POP for CLIN 0005 COR David Kelly CAN OC Amount Obligated Amount: $0.00 1 EA 0.00 0.00 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110 NSN 7540-01-152-8067